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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                 SCHEDULE 13E-4

                          ISSUER TENDER OFFER STATEMENT
      (PURSUANT TO SECTION 13(e)(1) OF THE SECURITIES EXCHANGE ACT OF 1934)

                        MISSISSIPPI VIEW HOLDING COMPANY
                        --------------------------------
                                (Name of Issuer)

                        MISSISSIPPI VIEW HOLDING COMPANY
                        --------------------------------
                        (Name of Person Filing Statement)

                     Common Stock, Par Value $0.10 per Share
                     ---------------------------------------
                         (Title of Class of Securities)

                                   605785 10 4
                       -----------------------------------
                      (CUSIP Number of Class of Securities)

                               Thomas J. Leiferman
                      President and Chief Executive Officer
                        Mississippi View Holding Company
                                35 East Broadway
                       Little Falls, Minnesota 56345-3093
                                 (320) 632-5461

                                 With Copies to:

                             Lloyd H. Spencer, Esq.
                      Malizia, Spidi, Sloane & Fisch, P.C.
                               One Franklin Square
                               1301 K Street, N.W.
                                 Suite 700 East
                              Washington, DC 20005
                                 (202) 434-4660
                        ----------------------------------
                       (Name, Address and Telephone Number
           of Persons Authorized to Receive Notices and Communications
                     on Behalf of Persons Filing Statement)

                                 April 13, 1998
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     (Date Tender Offer First Published, Sent or Given to Security Holders)



                            CALCULATION OF FILING FEE
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Transaction Valuation*                                                Amount of
---------------------                                                 ---------
    $4,773,000                                                         $954.60
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*  For purposes of calculating fee only. Based on the Offer for 222,000 shares at the maximum tender offer price per share of $21.50.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:  N/A                                 Filing Party:  N/A
Form or Registration No.:  N/A                               Date Filed:  N/A

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



     This Issuer Tender Offer Statement (the "Statement") relates to the tender offer by Mississippi View Holding Company, a Minnesota corporation (the "Company"), to purchase up to 222,000 shares of common stock, par value $0.10 per share (the "Shares"), at prices not greater than $21.50 nor less than $19.50 per Share upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 13, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which are herein collectively referred to as the "Offer"). The Offer is being made to all holders of Shares, including officers, directors and affiliates of the Company.

Item 1.  Security and Issuer.

     (a) The name of the issuer is Mississippi View Holding Company, a Minnesota corporation. The address of its principal executive office is 35 East Broadway, Little Falls, Minnesota 56345-3093.

     (b) The classes of securities to which this Statement relates are the Shares. The information set forth in "Introduction" in the Offer to Purchase is incorporated herein by reference.

     (c) The information set forth in "Introduction" and "The Offer--Price Range of Shares; Dividends" in the Offer to Purchase is incorporated herein by reference.

     (d) This statement is being filed by the Issuer.

Item 2.   Source and Amount of Funds or Other Consideration.

     (a)-(b) The information set forth in "The Offer--Source and Amount of Funds" in the Offer to Purchase is incorporated herein by reference.

Item 3.   Purpose of the Tender Offer and Plans or Proposals of the Issuer.

     (a)-(j) The information set forth in "Introduction", "Special Factors--Background of the Offer" and "--Purposes of and Reasons for the Offer," and" The Offer--Number of Shares; Proration", and "--Effects of the Offer on the Market for Shares; Registration under the Exchange Act" in the Offer to Purchase is incorporated herein by reference.

Item 4.   Interest in Securities of the Issuer.

     The information set forth in "Special Factors--Interest of Directors and Executive Officers; Transactions and Arrangements Concerning Shares" in the Offer to Purchase is incorporated herein by reference.

Item 5. Contracts, Arrangements, Understandings or Relationships With Respect to the Issuer's Securities.

     The information set forth in "Introduction", "The Offer--Number of Shares; Proration", "--Effects of the Offer on Market for Shares;
Registration under the Exchange Act" "Special Factors--"Background of the Offer", "--Purposes of and Reasons for the Offer," and "--Interest of Directors and Executive Officers; Transactions and Arrangements Concerning Shares" in the Offer to Purchase is incorporated herein by reference.

Item 6.  Persons Retained, Employed or to be Compensated.

     The information set forth in "The Offer--Fees and Expenses" in the Offer to Purchase is incorporated herein by reference.

Item 7.  Financial Information.

     The information set forth in "Certain Information Concerning the Company-- Selected Consolidated Financial Information" and "--Unaudited Pro Forma Financial Information" and Annex II in the Offer to Purchase is incorporated herein by reference.

Item 8.  Additional Information.

     (a) Not applicable.

     (b) The information set forth in "Miscellaneous" in the Offer to Purchase is incorporated herein by reference.

     (c) The information set forth in "The Offer--Effects of the Offer on the Market for Shares; Registration Under the Exchange Act" in the Offer to Purchase is incorporated herein by reference.

     (d) Not applicable.

     (e) The information set forth in the Offer to Purchase and the related Letter of Transmittal, copies of which are attached hereto as Exhibits (a)(1) and (a)(2), respectively, is incorporated herein by reference in their entirety.

Item 9.  Material to be Filed as Exhibits.

     (a)(1) Form of Offer to Purchase dated April 13, 1998.

     (a)(2) Form of Letter of Transmittal.

     (a)(3) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees dated April 13, 1998.

     (a)(4) Form of Letter to Clients from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees dated April 13, 1998.

     (a)(5) Form of Notice of Guaranteed Delivery.

     (a)(6) Form of Letter to Stockholders from the Chief Executive Officer of the Company dated April 13, 1998.

     (a)(7) Form of press release issued by the Company dated April 13, 1998.

     (a)(8) Form of Letter to Participants in the Community Federal Savings and Loan Association of Little Falls Employee Stock Ownership Plan dated April 13, 1998.

     (a)(9) Form of Letter to Participants in the Community Federal Savings and Loan Association of Little Falls Profit Sharing Plan dated April 13, 1998.

     (a)(10) Form of Letter to Participants in the Community Federal Savings and Loan Association of Little Falls Management Stock Bonus Plan dated April 13, 1998.

     (b) Not applicable.

     (c)(1) Mississippi View Holding Company Stock Employee Compensation Trust Agreement

     (c)(2) Common Stock Purchase Agreement

     (d) Not applicable.

     (e) Not applicable.

     (f) Not applicable.

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.





Dated:  April 10, 1998.





                                            MISSISSIPPI VIEW HOLDING COMPANY



                                            By:     /s/ Thomas J. Leiferman
                                                    -----------------------
                                            Name:   Thomas J. Leiferman
                                            Title:  President and Chief
                                                    Executive Officer